BlackRock Focus Growth Fund, Inc.
(the “Fund”)

Supplement dated June 6, 2011
to the Prospectus and Statement of Additional Information,
dated December 28, 2010

Effective June 1, 2011, the Fund’s Prospectus and Statement of Additional Information are amended as set forth below:

The first sentence of the third paragraph in the section entitled “Management of the Fund—BlackRock,” in the Fund’s current Prospectus is deleted and replaced with the following:

The Master LLC has entered into a management agreement (the “Management Agreement”) with BlackRock under which BlackRock receives a monthly fee for its services at the annual rate as follows of the average daily net assets of the Master LLC:

Rate of Management Fee
Average Daily Net Assets

Not exceeding $1 billion	0.60%
In excess of $1 billion but not more than $3 billion	0.56%
In excess of $3 billion but not more than $5 billion	0.54%
In excess of $5 billion but not more than $10 billion	0.52%
In excess of $10 billion	0.51%

The first sentence of the second paragraph in the section entitled “Management and Advisory Arrangements,” in the Fund’s current Statement of Additional Information is deleted and replaced with the following:

The Master LLC has entered into a management agreement (the “Management Agreement”) with BlackRock pursuant to which the Manager receives monthly compensation at the annual rate as follows of the average daily net assets of the Master LLC for its services to the Master LLC:

Rate of Management Fee
Average Daily Net Assets

Not exceeding $1 billion	0.60%
In excess of $1 billion but not more than $3 billion	0.56%
In excess of $3 billion but not more than $5 billion	0.54%
In excess of $5 billion but not more than $10 billion	0.52%
In excess of $10 billion	0.51%

Prior to June 1, 2011, the Master LLC paid the Manager at an annual rate equal to 0.60% of the Fund’s average daily net assets.

Shareholders should retain this Supplement for future reference.

Code: PR&SAI-19080-0611SUP